UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                                FORM 8-K



                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  May 1, 2000




                    ELECTRONIC SYSTEMS TECHNOLOGY INC.
                       (A Washington Corporation)

                    Commission File no. 000-27793
              IRS Employer Identification no. 91-1238077

                          415 N. Quay St. #4
                         Kennewick  WA  99336
               (Address of principal executive offices)


   Registrant's telephone number, including area code:(509) 735-9092































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ITEM 5.  OTHER EVENTS

On May 1, 2000, the Company mailed its Annual Report for 1999 to its shareholders of record as of April 17, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

       Exhibit 22.1:   1999 Annual Report.










































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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T. L. KIRCHNER

By: T.L. Kirchner
President
Date: May 1, 2000